Execution Version
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amend-ment”) is dated as of August 12, 2025, and entered into by and among EVERTEC, INC., a Puerto Rico corporation (“Parent”), EVERTEC GROUP, LLC, a Puerto Rico limited liability company (the “Bor-rower”), TRUIST BANK, as administrative agent (the “Administrative Agent”), at the direction of and on behalf of the Lenders described in Section 2.A. hereof, and, for purposes of Section 5 hereof, the other Loan Parties listed on the signature pages hereof, and is made with reference to that certain Credit Agreement, dated as of December 1, 2022 (as amended by that certain First Amendment to Credit Agreement, dated as of October 30, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of May 16, 2024, as amended by that Third Amendment to Credit Agreement, dated as of November 26, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof prior to the effectiveness of this Fourth Amendment on the Fourth Amendment Effective Date (as defined below), the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Fourth Amendment, the “Amended Credit Agreement”), by and among Parent, the Borrower, the Lenders and L/C Issuers party thereto from time to time and Truist Bank, as Administrative Agent, Collateral Agent, Swingline Lender and an L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement.
W I T N E S S E T H:

WHEREAS, the Borrower has requested an amendment to the Existing Credit Agreement pursuant to which certain provisions of the Existing Credit Agreement will be amended as set forth herein;
WHEREAS, Section 9.08 of the Existing Credit Agreement provides that the parties hereto may amend the Existing Credit Agreement for the purposes set forth herein;
WHEREAS, the Borrower has appointed each of Truist Securities, Inc., Banco Popular de Puerto Rico, Citizens Bank, N.A., Fifth Third Bank, National Association and Firstbank Puerto Rico to act as joint lead arrangers and joint bookrunners under the Amended Credit Agreement and this Fourth Amend-ment (in such capacities, the “Fourth Amendment Arrangers”); and
WHEREAS, each Lender holding Incremental Term B Loans outstanding immediately prior to the effectiveness of this Fourth Amendment on the Fourth Amendment Effective Date (such Incremental Term B Loans, the “Existing Incremental Term B Loans”, and such Lenders holding such Existing Incremental Term B Loans, the “Existing Incremental Term B Lenders”) and each other Lender that executes and delivers a consent (a “Consent”) to this Fourth Amendment will have agreed to the terms of this Fourth Amendment upon the effectiveness of this Fourth Amendment on the Fourth Amendment Effective Date.
Now, therefore, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.    AMENDMENT TO CREDIT AGREEMENT
        Effective as of the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
A.    The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the correct alphabetical order:

    “Fourth Amendment” shall mean the Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, among Parent, the Borrower, the other Loan Parties party thereto, the Lenders and other Persons party thereto and the Adminis-trative Agent.
    “Fourth Amendment Arrangers” shall have the meaning assigned to such term in the Fourth Amendment.
    “Fourth Amendment Effective Date” shall mean August 12, 2025.
B.    The definition of “Applicable Margin” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:
““Applicable Margin” shall mean for any day (i) with respect to any Term A Loan, 1.50% per annum in the case of any SOFR Loan and 0.50% per annum in the case of any ABR Loan, (ii) (w) prior to the Second Amendment Effective Date with respect to any Incremental Term B Loan, 3.50% per annum in the case of any SOFR Loan and 2.50% per annum in the case of any ABR Loan, (x) on and after the Second Amendment Effective Date and prior to the Third Amendment Effective Date with respect to any Incremental Term B Loan, 3.25% per annum in the case of any SOFR Loan and 2.25% per annum in the case of any ABR Loan, (y) on and after the Third Amendment Effective Date and prior to the Fourth Amendment Effective Date with respect to any Incremental Term B Loan, 2.75% per annum in the case of any SOFR Loan and 1.75% per annum in the case of any ABR Loan and (z) on and after the Fourth Amendment Effective Date with respect to any Incremental Term B Loan, 2.25% per annum in the case of any SOFR Loan and 1.25% per annum in the case of any ABR Loan, (iii) with respect to any Revolving Facility Loan, (A) 1.50% per annum in the case of any SOFR Loan or Alternative Currency Loan and (B) 0.50% per annum in the case of any ABR Loan and (iv) with respect to Swingline Loans, 0.50% per annum; provided, that on and after the first Adjustment Date after the Closing Date, the Applicable Margin with respect to any Term A Loan, Revolving Facility Loans and Swingline Loans will be determined pursuant to the Pricing Grid.”
C.    The definition of “Joint Bookrunners” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Joint Bookrunners” shall mean (i) Truist Securities, Inc., Banco Popular de Puerto Rico, Citizens Bank, N.A., Fifth Third Bank, National Association and Firstbank Puerto Rico, in their capacities as joint bookrunners of the facilities hereunder on the Closing Date, (ii) the First Amend-ment Arrangers, (iii) the Second Amendment Arrangers, (iv) the Third Amendment Arrangers and (v) the Fourth Amendment Arrangers.”
D.    The definition of “Joint Lead Arrangers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Joint Lead Arrangers” shall mean (i) Truist Securities, Inc., Banco Popular de Puerto Rico, Citizens Bank, N.A., Fifth Third Bank, National Association and Firstbank Puerto Rico, in their capacities as joint lead arrangers of the facilities hereunder on the Closing Date, (ii) the First Amendment Arrangers, (iii) the Second Amendment Arrangers, (iv) the Third Amendment Arrang-ers and (v) the Fourth Amendment Arrangers.”
E.    The definition of “Loan Documents” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Loan Documents” shall mean this (i) Agreement, (ii) the Guarantee Agreement, (iii) the Letters of Credit, (iv) each Issuer Document, (v) the Security Documents, (vi) any Notes, (vii) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.26, (viii) each Additional Credit Extension Amendment, (ix) amendments, supplements and joinders to the Loan Documents, (x) the First Amendment, (xi) the Second Amendment, (xii) the Third Amendment and (xiii) the Fourth Amendment.”
F.     Section 2.12(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, without premium or penalty (except as set forth in this Section and Section 2.17), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the principal amount of Loans of any Class outstanding, upon prior notice to the Administrative Agent by telephone (confirmed by facsimile) (x) in the case of an ABR Loan, not less than one Business Day prior to the date of prepayment, (y) in the case of SOFR Loans denominated in Dollars, not less than three U.S. Government Securities Business Days prior to the date of prepayment and (z) in the case of a Revolving Facility Loan denominated in an Alternative Currency, not less than four Business Days prior to the date of prepayment. Each notice delivered by the Borrower pursuant to this Section 2.12(a) shall be irrevocable; provided, that such notice may state that it is conditioned upon the effectiveness of other credit facilities or the occurrence of any transaction anticipated to occur in connection with such prepayment, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each such notice shall be signed by a Responsible Officer of the Borrower and shall specify the date and amount of such prepayment and the Class(es) and the Type(s) of Loans to be prepaid and, if SOFR Loans or Alternative Currency are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s pro rata share of such prepayment. In the event that, prior to the date which is six months after the Fourth Amendment Effective Date, the Borrower makes any prepayment or amendment of Incremental Term B Loans in connection with any Repricing Transaction (other than in connection with a Change of Control or Transformative Acquisition), the Borrower shall pay to the Administrative Agent, for the ratable account of the Incremental Term B Lenders, a prepayment premium of 1% of the amount of the Incremental Term B Loans being so pre-paid, refinanced, substituted or replaced or amended.
Section 2.    CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT
The amendments set forth in Section 1 hereof shall become effective only upon the satisfaction (or waiver) of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):
A.    The Administrative Agent shall have received an executed written consent approving the amendments and consents set forth herein and authorizing the Administrative Agent to enter into this Fourth Amendment from Incremental Term B Lenders constituting the Required Class Lenders of the Incremental Term B Loans.
B.    The Administrative Agent (or its counsel) shall have received with respect to each Loan Party, each of the items referred to in clauses (i), (ii) and (iii) below:

(i)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party or, as applicable, the Borrower on behalf of such Loan Party, dated the Fourth Amendment Effective Date and certifying:
(1)    that such Loan Party’s Organizational Documents most recently certified and delivered to the Administrative Agent on October 30, 2023 or June 13, 2024, as applicable remain in full force and effect on the Fourth Amendment Effective Date without modification or amendment since such original delivery (except as otherwise attached thereto),
(2)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fourth Amendment or any other document deliv-ered by the Borrower in connection herewith, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Fourth Amendment Effective Date,
(3)    as to the incumbency and specimen signature of each officer exe-cuting this Fourth Amendment or any other document delivered in connection herewith on behalf of such Loan Party, and
(4)    as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party;
(ii)    a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (i) above; and
(iii) include as an attachment a good standing certificate or equivalent, if applica-ble, for each Loan Party issued by the relevant Governmental Authority of the jurisdiction of organization of such Loan Party.
C.    The representations and warranties contained in Section 3 of this Fourth Amend-ment shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date, as applicable, with the same effect as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects as of such applicable date).
D.     On and as of the Fourth Amendment Effective Date, immediately after giving ef- fect to this Fourth Amendment, no Default or Event of Default shall have occurred and be continuing.
E.    The Administrative Agent shall have received a certificate, dated as of the Fourth Amendment Effective Date, signed by a Responsible Officer of the Borrower, certifying that the conditions set forth in Sections 2.C and 2.D are satisfied.
F.    The Borrower shall have paid (or shall pay substantially concurrently with the ef-fectiveness of this Fourth Amendment on the Fourth Amendment Effective Date) all accrued and unpaid interest on the Existing Incremental Term B Loans to, but not including, the Fourth Amendment Effective

Date and shall have submitted an Interest Election Request in accordance with Section 2.08 of the Existing Credit Agreement.
G.    To the extent invoiced in reasonable detail at least two (2) Business Days prior to the Fourth Amendment Effective Date (except as reasonably agreed to by Parent), the Administrative Agent shall have received all fees payable thereto or to any Fourth Amendment Arranger or Incremental Term B Lender on or prior to the Fourth Amendment Effective Date and all other amounts due and payable pursuant to this Fourth Amendment on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.
H.    The Incremental Term B Lenders shall have received, at least three (3) Business Days prior to the Fourth Amendment Effective Date (or such later date as approved by such Lender), (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least ten (10) Business Days prior to the Fourth Amendment Effective Date (it being agreed delivery of a signed LSTA Beneficial Ownership Form shall satisfy this clause (ii)), that, in each case, has been requested in writing by the Administrative Agent to the Borrower at least ten (10) Business Days prior to the Fourth Amendment Effective Date.
Section 3.    REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this Fourth Amendment, the Borrower represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete in all material respects:
A.    Corporate Power and Authority. Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Fourth Amendment and the Amended Credit Agreement.
B.    Authorization of Agreements. The Borrower has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Fourth Amendment and the Borrower has taken all necessary organizational action to authorize the performance of the Amended Credit Agreement.
C.    No Conflicts. The execution and delivery by each Loan Party of this Fourth Amendment and performance by each Loan Party of each of this Fourth Amendment and the Amended Credit Agreement (a) will not violate the Organization Documents of such Loan Party, (b) will not violate (i) any provision of law, statute, rule or regulation, or any applicable order of any court or any rule, regulation or order of any Governmental Authority in effect at the time of execution of this Fourth Amendment or (ii) any provision of any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its property is or may be bound at the time of execution of this Fourth Amendment and (c) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, agreement or other instrument, in each case, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

D.    Binding Obligation. Each Loan Party that is party hereto has duly executed and delivered this Fourth Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
E.    Absence of Default or Event of Default. On the Fourth Amendment Effective Date immediately after giving effect to this Fourth Amendment, no Default or Event of Default shall exist and be continuing under the Existing Credit Agreement.
F.    Representation and Warranties from Amended Credit Agreement. The rep-resentations and warranties contained in Article III of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date as applicable, with the same effect as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (provided that represen-tations and warranties that are qualified by materiality shall be true and correct in all respects as of such applicable date).
Section 4.    REPLACEMENT OF NON-CONSENTING LENDERS
Concurrently with the effectiveness of this Fourth Amendment, the Borrower shall be deemed to have exercised its rights under Section 2.20(c) of the Existing Credit Agreement to require each Existing Incremental Term B Lender to assign any portion of its Existing Incremental Term B Loans as to which it has not approved this Fourth Amendment as of such time to the Administrative Agent. By its execution of this Fourth Amendment, the Administrative Agent agrees to accept such assignments and approves this Fourth Amendment in its capacity as the assignee of any such Existing Incremental Term B Loans.
Section 5.    REAFFIRMATION
By executing and delivering a counterpart hereof, (i) each Loan Party hereby agrees that, as of the Fourth Amendment Effective Date and after giving effect to this Fourth Amendment, all Obliga-tions of the Borrower shall be guaranteed pursuant to the Guarantee Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; and (ii) each Loan Party hereby (A) agrees that, notwithstanding the effectiveness of this Fourth Amendment, as of the Fourth Amendment Effective Date and after giving effect to this Fourth Amendment, the Security Documents continue to be in full force and effect, (B) agrees as of the Fourth Amendment Effective Date that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for all Obligations under the Loan Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Fourth Amendment) and (C) as of the Fourth Amendment Effective Date, affirms and confirms all of its obligations and liabilities under the Amended Credit Agreement and each other Loan Document (including this Fourth Amendment) to which it is a party, in each case, after giving effect to this Fourth Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that as of the Fourth Amendment Effective Date such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended Credit Agreement and the other Loan Documents, in each case after giving effect to this Fourth Amendment.
Section 6.    MISCELLANEOUS
A.    Effect of Fourth Amendment. Except as expressly set forth herein, this Fourth Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and except as expressly provided herein shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Fourth Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Existing Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. This Fourth Amendment shall apply to and be effective only with respect to the provisions of the Existing Credit Agreement and the other Loan Documents specifically referred to herein.
B.    Reference to the Existing Credit Agreement. On and after the Fourth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Fourth Amendment shall constitute a Repricing Transaction entered into pursuant to Section 9.08 of the Existing Credit Agreement and a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.
C.    Headings. Section headings used herein are for convenience of reference only, are not part of this Fourth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Fourth Amendment.
D.    Severability. In the event any one or more of the provisions contained in this Fourth Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
E.    Applicable Law; WAIVER OF JURY TRIAL; Jurisdiction; Consent to Service of Process. The provisions of Sections 9.07, 9.11 and 9.15 of the Existing Credit Agreement are hereby deemed to be incorporated herein, mutatis mutandis. Each party to this Fourth Amendment hereby irrevocably and unconditionally waives any jurisdiction, other than the jurisdiction of any New York State court or federal court of the United States of America sitting in New York City in the borough of Manhattan and any appellate court from any thereof, that could apply by virtue of its present or future domicile or any other reason.
F.    Counterparts. This Fourth Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile, emailed pdf. or any other electronic means that reproduces an image of the actual executed sig-nature page shall be effective as delivery of a manually executed counterpart of this Fourth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Fourth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and Na-tional Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Ad-ministrative Agent to accept electronic signatures in any form or format without its prior written consent.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Fourth Amendment as of the date first set forth above.
EVERTEC, INC., as Parent
By:     /s/_______________________________
        Name: Joaquín Castrillo
        Title: Executive Vice President & Chief Finan-cial Officer
EVERTEC GROUP, LLC, as the Borrower
By:     /s/_______________________________
        Name: Joaquín Castrillo
        Title: Executive Vice President & Chief Finan-cial Officer
EVERTEC INTERMEDIATE HOLDINGS, LLC, as Guarantor

By:     /s/_______________________________
        Name: Joaquín Castrillo
        Title: Executive Vice President & Chief Finan-cial Officer

EVERTEC PANAMÁ, S.A., as Guarantor

By:     /s/_______________________________
        Name: Joaquín Castrillo
        Title: Executive Vice President & Chief Finan-cial Officer

EVERTEC DOMINICANA, SAS, as Guarantor

By:     /s/_______________________________
        Name: Joaquín Castrillo
        Title: Executive Vice President & Chief Finan-cial Officer

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EVERTEC MÉXICO SERVICIOS DE PROCESAMIENTO, S.A. DE C.V., as Guarantor

By:     /s/_______________________________
        Name: Iván Dario Baquero Muñoz
        Title: Legal Representative

EVERTEC COSTA RICA, S.A., as Guarantor

By:     /s/_______________________________
        Name: Miguel A. Arocho
        Title: Authorized Signatory

EVERTEC GUATEMALA, S.A., as Guarantor

By:     /s/_______________________________
        Name: Miguel A. Arocho
        Title: Authorized Signatory

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EVERTEC BRASIL INFORMATICA S.A.,         as Guarantor

By:     /s/_______________________________
        Name: Claudio Almeida Prado
        Title: Director

By:     /s/_______________________________
        Name: Pilar Maria Bazterrica
        Title: Director

SINQIA S.A., as Guarantor

By:     /s/_______________________________
        Name: Claudio Almeida Prado
        Title: Director

By:     /s/_______________________________
        Name: Pilar Maria Bazterrica
        Title: Director

SINQIA TECNOLOGIA LTDA., as Guarantor

By:     /s/_______________________________
        Name: Claudio Almeida Prado
        Title: Director

By:     /s/_______________________________
        Name: Pilar Maria Bazterrica
        Title: Director

TORQ INOVAÇÃO DIGITAL LTDA., as Guarantor

By:     /s/_______________________________
        Name: Claudio Almeida Prado
        Title: Director

By:     /s/_______________________________
        Name: Pilar Maria Bazterrica
        Title: Director

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TRUIST BANK,
as Administrative Agent
By:    /s/
    Name: Alfonso Brigham
    Title: Director

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